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                                  UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                     FORM 8-K


                                  CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):



                                JANUARY 15, 2002




                            BIONOVA HOLDING CORPORATION
              (Exact name of Registrant as specified in its charter)




   Delaware                           0-12177                     75-2632242

(State or other                     (Commission                 (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)




6701 San Pablo Avenue, Oakland, California                       94608
 (Address of principal executive offices)                     (Zip Code)




              Registrant's telephone number, including area code:

                                  (510) 547-2395

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Item 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

       On January 15, 2002, Bionova Holding Corporation's board of directors elected Gabriel Montemayor to serve as the Chief Financial Officer of the company. Prior to serving in this capacity, Mr. Montemayor had been the chief financial officer of the company's fresh produce subsidiaries since April 2000. Mr. Montemayor also served as the controller of Bionova Holding Corporation from March 2000 through January 15, 2002. Mr. Montemayor replaces Arthur H. Finnel, who resigned as Executive Vice President and Chief Financial Officer effective January 15, 2002.











                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: January 29, 2002           BIONOVA HOLDING CORPORATION



                                 By: /s/ GABRIEL MONTEMAYOR
                                     -------------------------------------------
                                     Gabriel Montemayor, Chief Financial Officer